A NASDAQ Traded Company - Symbol HBNC

Forward-Looking Statements
 This presentation may contain forward-
 looking statements regarding financial
 performance, business prospects, growth
 and operating strategies. For these
 statements, Horizon claims the protection
 of the safe harbor for forward-looking
 statements contained in the Private
 Securities Litigation Reform Act of 1995.

Financial Highlights

Mark E. Secor
Chief Financial Officer

 *Based on price at the close of business on May 1, 2009 at $15.92 per share
**Total assets and ownership as of March 31, 2009
Corporate Profile
• Symbol    HBNC
• Shares Outstanding  3.3 Million Shares
• Market Cap*   $ 51 Million
• Total Assets**   $ 1.4 Billion
• Ownership**
 – Insiders  10.1%
 – ESOP  14.6%
 – Institutional 22.7%

$9.5
$9.0
$8.5
$8.0
$7.5
$7.0
$6.5
$6.0
$5.5
$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
Millions
CAGR: 11.38%
$3.8
$4.1
$5.5
$6.5
$6.9
$7.1
$7.5
$8.1
$8.9
2000
2001
2002
2003
2004
2005
2006
2007
2008

Record Earnings Nine Consecutive Years

* In Millions
Revenue Growth Out Paces Expenses & Provision
March 31, 2009 vs. March 31, 2008
Income Statement
• Net Interest Margin
• Provision for Loan Losses
• Non-Interest Income
• Other Non-Interest
 Expense
• Net Income
 Increase* % Change
 $2.5   27.9%
 $2.4   310.9%
 $1.3   39.9%
 $1.4   17.1%
 $0.1   4.2%

Horizon Exceeds Peer in Efficiency

74.0%
72.0%
70.0%
68.0%
66.0%
64.0%
62.0%
60.0%
58.0%
70.20%
72.00%
70.10%
70.20%
71.10%
71.50%
73.07%
69.00%
64.05%
59.06%
2000
2001
2002
2003
2004
2005
2006
2007
2008
Mar-09
Horizon
Peer Group

Peer Data Source: KBW Report dated January 2009 covering Indiana Publicly Traded Banks; peer data represents a peer average and is 2008 data for all periods reviewed.

$30
$25
$20
$15
$10
$5
$3.00
$2.50
$2.00
$1.50
$1.00
$1.23
$1.39
$1.85
$2.10
$2.22
$2.25
$2.33
$2.54
$2.75
$2.67
$6.28
$17.99
$17.83
$27.55
$26.95
$26.90
$27.43
$25.65
$12.50
$11.10
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Mar-09
Stock Price (LHS)
EPS (Fully Diluted) RHS

Steady Earnings Growth Goes Unrewarded
* Twelve month trailing fully diluted EPS
*

$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
Millions
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
Mar-09

 Steady Asset Growth
CAGR 11.0%

Asset Quality

Thomas H. Edwards
President &
Chief Operating Officer

2.7
2.6
2.5
2.4
2.3
2.2
2.1
2
Trillions
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
National

Source: ABA Consumer Credit Delinquency Bulletin December 31, 2008
Growing Consumer Debt

14.00
12.00
10.00
8.00
6.00
4.00
2.00
0.00
Percentage
2003
2004
2005
2006
2007
2008
Mar-09
Indiana
Michigan
National

Source: Bureau of Labor Statistics
2003 - 2008 Reflect December Year End Percentages
Unemployment is on the Rise

Cases Filed in Indiana
Cases Filed Nationally
30000
25000
20000
15000
10000
5000
0
700000
600000
500000
400000
300000
200000
100000
0
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Indiana
National

Source: ABA Consumer Credit Delinquency Bulletin December 31, 2008
Steady Growth in Personal Bankruptcies
Number of Cases Filed

3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.95%
1.87%
1.57%
1.46%
1.23%
1.07%
0.93%
1.29%
0.95%
0.75%
0.48%
0.38%
0.32%
0.29%
2005
2006
2007
Mar-08
Jun-08
Sep-08
Dec-08
Horizon
Peer Group

Source: Custom group of 23 publicly traded banks headquartered in Indiana from FDIC
Uniform Bank Performance Reports
Non-performing loans plus OREO to Gross Loans Plus Oreo
Non-Performing Assets Half That of Peer

0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
2003
2004
2005
2006
2007
2008
Horizon
Peer Group

Loan Losses Still on Par With Peer
Source: Custom group of 23 publicly traded banks headquartered in the state of Indiana from FDIC Uniform Bank Performance
Report
Annualized Net Loan Losses to Average Total Loans

Thousands
5,900
5,400
4,900
4,400
3,900
3,400
2,900
2,400
1,900
1,400
900
400
-100
2005
2006
2007
2008
Mar-2009
Direct
Indirect
Home Equity Line of Credit
Mortgage
Commerical

Consumer Loans Driving the Increase in
Loan Losses

Consumer
32%
Commercial
34%
Mortgage
Warehouse
14%
Mortgage
20%
Mortgage
Warehouse
49%
Commercial
20%
Mortgage
16%
Consumer
15%
December 31, 2002
December 31, 2008
Balanced Loan Portfolio Achieved in 2008

Other Direct
11%
Unsecured
2%
Home Equity Line of Credit
25%
Indirect
57%
Home Equity Term
5%

Consumer Portfolio Predominately Secured

Development & Spec Land Loans 4%
Construction - Spec Homes 5%
Other 1%
Owner Occupied RE 33%
Commercial & Industrial 26%
Non Owner Occupied RE 31%

Diversified Commercial Portfolio and Limited
Construction Lending Exposure

Nominal Auto Industry Exposure
 • Direct Loans to Dealerships Total Only
 $2,070,000 of which $791,000 is Covered by an
 SBA Guaranty
 • Direct Loans to Automobile Suppliers Total
 Only $2,450,000
 • Horizon’s Total Loan Exposure to the
 Automobile Industry is $4,520,000

Disciplined Credit Philosophy
Diversified Risk
• Small Business Lenders
 – Average Commercial Loan is Approximately
 $250,000
 – Internal Lending Limit is $10 Million vs. Legal
 Lending Limit of $18 Million
 – Only Seven Borrowers Exceed $5 Million
• Recourse Lenders
• Secured Lenders

Craig M. Dwight
Chief Executive Officer

Six Months of Steady Change
• EESA (Economic Emergency Stabilization Act)
 – TARP...No
 – CPP …Yes
 – CAP…No
• FDIC- Increases Deposit Ins…Yes
• TALF...No (Term Asset Backed Securities Loan Facilities)
• FDIC - Debt Guarantee…No
• FDIC - Non-interest Bearing
 Transaction Acct. Guarantee…Yes
• ARRA …Mandatory (American Recovery & Reinvestment
 Act)…Mandatory
• FDIC Special Assessment…Mandatory
• Stress Test…No
• 10-06-2008
• 10-19-2008
• 10-14-2008
• 11-27-2008
• 12-05-2008

• 02-17-2009
• 02-27-2009
• 05-07-2009

Conditions Still Valid Today for
TARP Enrollment
• Recession
• Liquidity Crisis
• Potential Increase in Regulatory Capital
 Requirements
• 4 of the 5 Major Investment Firms Failed
• Increase in Bank & Thrift Failures =
 Opportunity

- 9 Out of 576 Banks have Paid-off TARP (as of May 5, 2009)

Why?

- Dividend and Stock Buy-Back Restrictions
- Congress Changes Rules on February 17th
- Executive Compensation Restrictions
- Negative Media Attention
- Counter Intuitive to Free Market System

HORIZON

Why are Banks Paying Off TARP?

- Fiduciary Responsibility to Protect Depositors and Shareholders
- Cushion Against Unforeseen Events
- Low Cost Capital
- Benefits Local Communities
  - Competitive advantage for the communities
  - Tax dollars returned to the communities
  - Funds available to make loans
- Capital Allows Horizon to Take Advantage of Opportunities

HORIZON

TARP Protects Investors & Depositors

1 Year
05/04/09
130
125
120
115
110
105
100
95
90
85
80
75
70
65
60
55
50
45
40
35
30
25
20
15
10
5
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2009
Feb
Mar
Apr
May
EDGAROnline
HBNC
BANK
SPX

Congress Passes
EESA - TARP
Liquidity Crisis
Large Thrifts
Fail
FDIC Insurance
Increased

“A pessimist sees the difficulty in
every opportunity;

An optimist sees the opportunity
in every difficulty”

Sir Winston Churchill

Horizon Has a History of
Doing the Right Thing
• Record Earnings for 9 Consecutive Years
• Top Performing Bank 1st Quarter 2009
• Good Expense Control
• People First Location Second
• We Measure Success - “Beat the Prior Year”
• Exceptional Service & Sensible Advice -
 Customer Focused

Horizon Manages Executive
Compensation Programs Well
• Independent Compensation Committee
• Third Party Consultants Engaged by the
 Committee
• Minimum Net Income Target Before Bonuses
 are Paid
• Bonuses Tied to Performance & Aligned with
 Shareholders
• Base Pay is Approximately at Peer Averages

- Increase Market Share
- Lake Michigan Corridor Primed for Growth
  - Lower taxes
  - Lower cost of living
- Super Regional Banks Reducing Staff
- Increase in the Number of Banks Interested in Selling or FDIC Take Over

HORIZON

Considerable Opportunities

- Increase in Local Unemployment
- Loan Portfolios Under Stress Due to Economy
- Deposit Gathering When Competing Against Banks Under Duress
- FDIC Increases Insurance Premiums
  - 2008 approximately $500,000
  - 2009 estimate is approximately $1,750,000
- Capital Alternatives are Limited
- Expanded Risk Factors - *Read 10-K Report*

HORIZON

2009 Challenges

	Horizon Bancorp	Avg. - Indiana Banks
Dividend Yield (as of 05/01/09)	4.3%	5.3%
Price to Book (HBNC - Price as of 05/01/09 & Book Value as of Year-end 12/31/08)	62%	86.0%
Price to Tangible Book (HBNC - Price as of 05/01/09 & Tangible Book Value as of Year-end 12/31/08)	68%	100.3%
Price to Earnings (LTM) (HBNC - Price as of 05/01/09 & 2008 EPS)	5.6x	12.6x
Peer Data Source: KBW Report dated January 2009 covering Indiana Publicly Traded Banks; peer data represents 2008 for all periods reviewed.
Horizon is an Attractive Value

10 Year
05/04/09
400
380
360
340
320
300
280
260
240
220
200
180
160
140
120
100
80
60
40
20
Jul
00
Jul
01
Jul
02
Jul
03
Jul
04
Jul
05
Jul
06
Jul
07
Jul
08
Jul
09
EDGAR Online
HBNC
BANK
COMP

Horizon Out Performs Market Over 10 Years

Thank You
for
Your Investment
in
Horizon Bancorp
(Symbol: HBNC)

A NASDAQ Traded Company - Symbol HBNC